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                                                                    EXHIBIT 10.5


                SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         This Amendment, dated as of November 29, 2000, is made by and among XIT CORPORATION, a New Jersey corporation, CXR TELCOM CORPORATION ("CXR" and together with XIT, the "Borrowers"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS
                                    --------

         The Borrowers and the Lender have entered into a Credit and Security Agreement dated as of August 16, 2000, as amended (the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

         XIT desires to sell certain tangible and other assets of one of its divisions, XCEL Etch-Tek (the "XET Division") to Bryan Fuller, Tama-Lee Mapalo and Etch-Tek Electronics Corporation ("collectively referred to as "Buyer") pursuant to the terms and conditions of that certain Asset Purchase Agreement dated as of November 15, 2000, among XIT, MicroTel International, Inc. and Buyer (the "Purchase Agreement") for the sale price of $310,000, with $260,000 in cash due upon closing and a $50,000 note due in 1 year at the interest rate of 8% per annum (the "Note").

         The Borrowers have requested that Lender consent to the Purchase Agreement, which the Lender is willing to do pursuant to the terms and conditions set forth herein.

                                    AMENDMENT
                                    ---------

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

         1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

         2. AMENDMENTS TO CREDIT AGREEMENT.

                  (a) With respect to clause (i) of the definition of "Eligible Accounts" in Section 1.1 of the Credit Agreement, those Accounts generated in the XET Division that are unpaid 60 days or more after the invoice date shall not be deemed Eligible Accounts. The age requirement for eligibility of Accounts not generated in the XET Division shall continue to be less than 90 days after invoice date, as set forth in clause (i).

                  (b) With respect to clause (xi) of the definition of "Eligible Accounts" in Section 1.1 of the Credit Agreement, if 10% or more of the total amount due under those Accounts generated in the XET Division that are owed by an account debtor is ineligible under clauses (i), (ii) or (ix) of such definition, then all of the Accounts generated in the XET Division that are owed by such account debtor shall not be deemed Eligible Accounts. The cross-age requirement for eligibility of Accounts not generated in the XET Division shall continue to be less than 25%, as set forth in clause (xi).



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         3. CONSENT TO THE PURCHASE AGREEMENT. For the purposes of Section 7.6 of the Credit Agreement, Lender hereby consents to the Purchase Agreement and the transactions contemplated thereby, provided that on the closing thereof, the cash portion of the purchase price thereunder is remitted to Lender for application to the Revolving Advances and the original of the Note is delivered to Lender and duly endorsed to the order of Lender.

         4. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

                  (a) The Acknowledgment and Agreement of Guarantors set forth at the end of this Amendment, duly executed by each Guarantor; and

                  (b) Such other matters as the Lender may require.

         5. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Lender as follows:

                  The Borrowers have all requisite power and authority to execute this Amendment and to perform all of their obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms;

                  The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected; and

                  All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

         6. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby, and any and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

         7. NO WAIVER. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

         8. RELEASE. Each Borrower, hereby, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of

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any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         9. COSTS AND EXPENSES. Each Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Each Borrower hereby agrees that the Lender may, at any time from time to time in its sole discretion and without further authorization by such Borrower, make a Revolving Advance to such Borrower under the Credit Agreement, or apply the proceeds of any such Revolving Advance, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 5 hereof.

         12. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.                CXR TELECOM CORPORATION

By: /S/ VINCENT L. MADDELA                       By: /S/ RANDOLPH D. FOOTE
    ---------------------------------                ---------------------------
    Name:  VINCENT L. MADDELA                        Name:  RANDOLPH D. FOOTE
           --------------------------                       --------------------
    Title: ASST. VICE PRESIDENT                      Title: VP - CFO
           --------------------------                       --------------------

                                                 XET CORPORATION

                                                 By: /S/ RANDOLPH D. FOOTE
                                                     ---------------------------
                                                     Name:  RANDOLPH D. FOOTE
                                                            --------------------
                                                     Title: VP - CFO
                                                            --------------------

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                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

         The undersigned, each a guarantor of the indebtedness of CXR Telcom Corporation and XIT Corporation (collectively, the "Borrowers") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty each dated as of August 16, 2000 (each, a "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 8 of the Amendment) and execution thereof; (iii) reaffirms his or its obligations to the Lender pursuant to the terms of his or its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under his or its Guaranty for all of the Borrowers' present and future indebtedness to the Lender.


                                               /S/ CARMINE T. OLIVA
                                       ------------------------------------
                                               CARMINE T. OLIVA


                                       MICROTEL INTERNATIONAL, INC.


                                       By:     /S/ RANDOLPH D. FOOTE
                                           --------------------------------
                                               Name: Randolph D. Foote
                                               Its:  VP/CFO

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